UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street Zeeland, Michigan		49464
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (616) 772-1800

_____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.06 per share	GNTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Section 1 - Registrant's Business and Operations

Item 1.01    Entry into a Mutual Definitive Agreement.

Once shareholder approval of the 2019 Omnibus Incentive Plan was obtained, each non-employee candidate elected by the shareholders to the Board of Directors of Gentex Corporation (the "Company") entered into a Non-Employee Director Restricted Stock Award Agreement effective as of May 16, 2019, providing a grant of restricted stock equal to $100,000, divided by the average closing price per share of the Company's common stock on the twenty (20) trading days preceding the date of grant, May 16, 2019, of such restricted stock. Such grant of restricted stock will vest on the first anniversary of such grant.

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2019, the Company held its 2019 Annual Meeting of the Shareholders.  The matters listed and described briefly below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company's Proxy Statement filed on April 2, 2019.  The voting results are as follows:

Election of Directors

The following individuals were elected to serve as directors of the Company to hold office for a one (1) year term expiring in 2020:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ms. Leslie Brown	195,603,706	4,506,164	32,429,411
Mr. Gary Goode	189,801,826	10,308,044	32,429,411
Mr. James Hollars	197,115,172	2,994,698	32,429,411
Mr. John Mulder	196,316,457	3,793,413	32,429,411
Mr. Richard Schaum	196,021,416	4,088,454	32,429,411
Mr. Frederick Sotok	193,331,408	6,778,462	32,429,411
Ms. Kathleen Starkoff	199,007,154	1,102,716	32,429,411
Mr. Brian Walker	192,150,400	7,959,470	32,429,411
Mr. James Wallace	193,307,258	6,802,612	32,429,411

Ratification of the Appointment of Ernst & Young LLP as the Company's Auditors for the Fiscal Year Ended December 31, 2019

The shareholders did ratify the appointment of Ernst & Young LLP to serve as the Company's auditors for the fiscal year ending December 31, 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
227,091,776	5,255,511	192,024	—

Proposal for Approval, on an Advisory Basis, of the Compensation of the Company's Named Executive Officers

The shareholders did approve, on an advisory basis, the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
186,016,850	13,464,055	628,965	32,429,411

Proposal for Approval of the Gentex Corporation 2019 Omnibus Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
171,719,564	28,080,325	309,981	32,429,411

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 20, 2019                            GENTEX CORPORATION
(Registrant)

By    /s/ Kevin Nash
Kevin Nash
Chief Financial Officer and
Vice President - Finance